Exhibit 10.1

FIRST AMENDMENT
TO THE
THOMPSON CREEK METALS COMPANY INC.
2010 EMPLOYEE STOCK PURCHASE PLAN

WHEREAS, Thompson Creek Metals Company Inc. (the “Company”) maintains Thompson Creek Metals Company Inc. 2010 Employee Stock Purchase Plan (effective July 1, 2010) (the “Plan”); and

WHEREAS, amendment of the Plan now is considered desirable in order to incorporate regulatory interpretations of Section 423 of the Internal Revenue Code of 1986, as amended, and the regulations thereunder.

NOW, THEREFORE, IT IS RESOLVED that, pursuant to the power reserved to the Board of Directors of the Company under Section 18 of the Plan, the Plan is hereby amended in the following particulars, effective as of July 1, 2010:

1.                                       By adding a new subsection 9(b)(ii) as follows and renumbering the existing subsections 9(b)(ii) and 9(b)(iii):

“(ii)                            which would permit an Employee to purchase more than Eight Thousand (8,000) Shares in any Offering Period;”

*      *      *

IN WITNESS WHEREOF, the undersigned has executed this amendment on behalf of the Company, this 7th day of September, 2010.

THOMPSON CREEK METALS COMPANY INC.
By:	/s/ Kevin Loughrey

Its:	Chairman and Chief Executive Officer